                        HARTFORD LIFE INSURANCE COMPANY

                              POWER OF ATTORNEY

                                 ------------

                               David A. Carlson
                              Michael L. Kalen
                               Glenn D. Lammey
                               Thomas M. Marra
                           Ernest M. McNeill, Jr.
                               John C. Walters
                             Lizabeth H. Zlatkus
                           David M. Znamierowski

do hereby jointly and severally authorize Richard J. Wirth, Suzanne Hurel, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and do hereby jointly and severally ratify such signatures heretofore made by such persons.

    IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.


By:     /s/ David A. Carlson                                Dated as of May 1, 2006
        --------------------------------------------------
        David A. Carlson

By:     /s/ Michael L. Kalen                                Dated as of May 1, 2006
        --------------------------------------------------
        Michael L. Kalen

By:     /s/ Glenn D. Lammey                                 Dated as of May 1, 2006
        --------------------------------------------------
        Glenn D. Lammey

By:     /s/ Thomas M. Marra                                 Dated as of May 1, 2006
        --------------------------------------------------
        Thomas M. Marra

By:     /s/ Ernest M. McNeill, Jr.                          Dated as of May 1, 2006
        --------------------------------------------------
        Ernest M. McNeill, Jr.

By:     /s/ John C. Walters                                 Dated as of May 1, 2006
        --------------------------------------------------
        John C. Walters

By:     /s/ Lizabeth H. Zlatkus                             Dated as of May 1, 2006
        --------------------------------------------------
        Lizabeth H. Zlatkus

By:     /s/ David M. Znamierowski                           Dated as of May 1, 2006
        --------------------------------------------------
        David M. Znamierowski

                                  APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of May 1, 2006
Filed on Form N-4
File Numbers:

333-119414                                               333-69489
333-119419                                               333-69475
333-119415                                               333-45301
333-119422                                               333-50467
333-119417                                               333-52711
333-101927                                               333-70153
333-101932                                               333-66343
333-101937                                               333-66939
333-101942                                               333-68463
333-101948                                               333-91925
333-102625                                               333-91929
333-101954                                               333-91927
333-101923                                               333-39612
333-105252                                               333-39604
333-101925                                               333-40414
333-101931                                               333-36132
333-104356                                               333-36136
333-101934                                               333-36138
333-101929                                               333-19605
333-101938                                               33-19944
333-101940                                               33-19947
333-101944                                               33-19949
333-105253                                               33-59541
333-101946                                               33-19946
333-105254                                               33-19943
333-101950                                               33-19948
333-105260                                               333-72042
333-105266                                               33-73570
333-101952                                               33-73566
333-105270                                               33-80738
333-69485                                                333-41213
333-69439                                                33-19945
333-35000                                                33-06952
333-69493                                                33-17207